SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)              August 16, 1999
                                                              ---------------

                          STERLING COMMERCE, INC.
             (Exact Name of Registrant as Specified in Charter)

      STATE OF DELAWARE              1-14196              75-2623341
      -----------------              -------              ----------
(State or Other Jurisdiction       (Commission           (IRS Employer
      of Incorporation)           File Number)        Identification No.)

300 CRESCENT COURT, SUITE 1200, DALLAS, TEXAS             75201
---------------------------------------------             -----
  (Address of Principal Executive Offices)              (Zip Code)

Registrant's telephone number, including area code(214) 981-1100


ITEM 5.          OTHER EVENTS.

         The Board of Directors of Sterling Commerce, Inc. has approved an increase in the number of shares of outstanding common stock that may be acquired through its stock repurchase program from 15 million shares to 25 million shares.

ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                 INFORMATION AND EXHIBITS.

(c)      Exhibits.

                 Exhibit
                 Number           Exhibit

                 99.1 Press release, dated August 16, 1999, issued by Sterling Commerce, Inc.


                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   STERLING COMMERCE, INC.
                                   -----------------------
                                        (Registrant)


Date    August 16, 1999            By: /s/ Albert K. Hoover
                                       --------------------------
                                        Albert K. Hoover
                                        Senior Vice President, Secretary
                                        and General Counsel



                             INDEX TO EXHIBITS

Exhibit
Number           Exhibit

99.1             Press release, dated August 16, 1999,
                 issued by Sterling Commerce, Inc.